First Merchants Corporation NASDAQ: FRME Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 1st QUARTER 2014 EARNINGS CALL April 24, 2014

Forward-Looking Statement THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com The Corporation may make forward-looking statements about its relative business outlook. These forward- looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. ® 2

www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. 1st Quarter 2014 Highlights 3 • Solid quarter with Net Income Available to Shareholders of $13.6 Million, EPS of $.38 per share, ROAA 1.01% • Successfully Completed CFS Bancorp Integration; Expense Takeout Target on Track • Continued Strong Net Interest Margin at 3.97% (3.83% w/o FMV Accretion) • Non-Interest Income Growth Offset by Mortgage Headwinds • Asset Quality Improvement Allowed for Zero Provision Expense • Non-Interest Expense Included CFS Integration and Significant Weather- Related Expenses • Quarterly Dividend Increase of 60% to $0.08 Announced April 18, 2014 ®

Executive Vice President and Chief Financial Officer www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. ® 4

www.firstmerchants.com Total Assets THE STRENGTH OF BIG. THE SERVICE OF SMALL. 2012 2013 Q1-’13 Q1-’14 1. Investments $ 874 $1,096 $ 870 $1,150 2. Loans Held for Sale 22 5 27 7 3. Loans 2,902 3,633 2,880 3,617 4. Allowance (69) (68) (69) (70) 5. CD&I & Goodwill 150 203 149 202 6. BOLI 125 165 126 165 7. Other 301 403 270 382 8. Total Assets $4,305 $5,437 $4,253 $5,453 ($ in Millions) 5 ®

www.firstmerchants.com Commercial & Industrial 21.7% Commercial Real Estate Owner-Occupied 13.9% Commercial Real Estate Non-Owner Occupied 26.4%Construction, Land & Land Development 4.3% Agricultural Land 4.1% Agricultural Production 2.7% Other Non-Consumer 0.6% Residential Mortgage 17.5% Home Equity 7.1% Other Consumer 1.7% Loan and Yield Detail (as of 3/31/2014) YTD Yield = 4.67% Total = $3.6B THE STRENGTH OF BIG. THE SERVICE OF SMALL. 6 ®

www.firstmerchants.com • $1.2 billion balance • Average duration of 4.4 years • Tax equivalent yield of 3.87% • Net unrealized gain of $20.8 million Investment Portfolio (as of 3/31/2014) THE STRENGTH OF BIG. THE SERVICE OF SMALL. 7 Mortgage- Backed Securities 32% Collateralized Mortgage Obligations 30% U. S. Treasuries 1% Corporate Obligations 4% Tax-Exempt Municipals 33% ®

www.firstmerchants.com 2012 2013 Q1-’13 Q1-’14 1. Customer Non-Maturity Deposits $2,479 $3,276 $2,482 $3,249 2. Customer Time Deposits 739 868 706 834 3. Brokered Deposits 128 87 123 200 4. Borrowings 260 401 260 362 5. Other Liabilities 39 48 37 34 6. Hybrid Capital 107 122 107 122 7. Preferred Stock (SBLF) 91 68 8. Common Equity 462 635 470 652 9. Total Liabilities and Capital $4,305 $5,437 $4,253 $5,453 10. Tangible Book Value Per Share $10.95 $12.17 $11.24 $12.63 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. 8 ®

www.firstmerchants.com Deposits and Cost of Funds Detail (as of 03/31/2014) THE STRENGTH OF BIG. THE SERVICE OF SMALL. 9 ® Demand Deposits 46% Savings Deposits 30% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 13% Brokered Deposits 5% YTD Cost = .31% Total = $4.3B

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Capital Ratios 9.20% 9.54% 9.71% 9.62% 10.20% 10.13% 10.42% 10.37% 10.86% 7.07% 7.27% 7.51% 7.55% 7.88% 7.74% 7.97% 8.34% 8.65% 16.39% 16.75% 16.62% 16.34% 15.91% 15.69% 14.96% 14.54% 15.04% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Total Risk-Based Capital Ratio (Target = 14.50%) Tier 1 Common Risk-Based Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.00%) (Target) (Target) (Target) 10 ®

www.firstmerchants.com Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. 11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Q3 - '13 Q4 - '13 Q1 - '14 Net Interest Income - FTE ($millions) $ 37.6 $ 39.5 $ 41.3 $ 39.7 $ 40.8 $ 38.1 $ 38.6 $ 42.8 $ 47.8 Fair Value Accretion $ 0.7 $ 2.6 $ 1.3 $ 0.8 $ 0.4 $ 0.4 $ 0.6 $ 1.8 Tax Equivalent Yield on Earning Assets 4.74% 4.75% 4.89% 4.58% 4.70% 4.29% 4.35% 4.30% 4.40% Cost of Supporting Liabilities 0.78% 0.64% 0.57% 0.48% 0.45% 0.41% 0.38% 0.41% 0.43% Net Interest Margin 3.96% 4.11% 4.32% 4.10% 4.25% 3.88% 3.97% 3.89% 3.97% 3.96% 4.04% 4.04% 3.97% 3.90% 3.84% 3.93% 3.83% 3.83% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $36 $38 $40 $42 $44 $46 $48 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Q3 - '13 Q4 - '13 Q1 - '14 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted ®

www.firstmerchants.com 2012 2013 Q1-’13 Q1-’14 1. Service Charges on Deposit Accounts $11.6 $12.4 $ 2.7 $ 3.6 2. Trust Fees 7.9 8.6 2.1 2.2 3. Insurance Commission Income 6.2 7.1 2.2 2.3 4. Electronic Card Fees 7.3 7.5 1.8 2.3 5. Cash Surrender Value of Life Ins 3.4 2.6 0.7 0.7 6. Gains on Sales Mortgage Loans 10.6 7.5 2.4 0.7 7. Securities Gains/Losses 2.4 0.5 0.2 0.6 8. Gain on FDIC Transaction 9.1 – – – 9. Other 5.8 8.6 1.8 2.8 10. Total $64.3 $54.8 $13.9 $15.2 11. Adjusted Non-Interest Income1 $52.8 $54.3 $13.7 $14.6 ($ in Millions) Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. 1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction 12 ®

www.firstmerchants.com Non-Interest Expense 2012 2013 Q1-’13 Q1-’14 1. Salary & Benefits $ 79.4 $ 85.4 $ 20.8 $ 25.3 2. Premises & Equipment 17.4 18.0 4.4 6.6 3. Core Deposit Intangible 1.9 1.6 0.4 0.6 4. Professional & Other Outside Services 6.2 8.3 1.7 1.4 5. OREO/Credit-Related Expense 8.2 6.7 1.9 1.8 6. FDIC Expense 3.5 2.9 0.7 1.1 7. Outside Data Processing 5.7 5.6 1.5 1.8 8. Marketing 2.2 2.2 0.5 0.8 9. Other 12.6 12.5 2.8 3.7 10. Non-Interest Expense $137.1 $143.2 $ 34.7 $ 43.1 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. 13 ®

2012 2013 Q1-’13 Q1-’14 1. Net Interest Income $152.3 $154.3 $ 39.4 $ 45.9 2. Provision for Loan Losses (18.5) (6.6) (2.1) – 3. Net Interest Income after Provision 133.8 147.7 37.3 45.9 4. Non-Interest Income 64.3 54.8 13.9 15.2 5. Non-Interest Expense (137.1) (143.2) (34.7) (43.1) 6. Income before Income Taxes 61.0 59.3 16.5 18.0 7. Income Tax Expense (15.9) (14.7) (4.6) (4.4) 8. Preferred Stock Dividend (4.5) (2.4) (0.9) – 9. Net Income Avail. for Distribution $ 40.6 $ 42.2 $11.0 $13.6 10. EPS $ 1.41 $ 1.41 $0.38 $0.38 www.firstmerchants.com Earnings ($ in Millions) ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 14

www.firstmerchants.com Earnings Per Share 2013 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .34 $ .35 $ .34 $ 1.41 2. FV Accretion EPS Impact $ .02 $ .01 $ .01 $ .01 $ .05 2014 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 – – – $ .38 2. FV Accretion EPS Impact $ .03 – – – $ .03 ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 15

Executive Vice President and Chief Credit Officer www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. ® 16

www.firstmerchants.com Loan Portfolio Trends ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 17 Change ($ in Millions) 2012 2013 Q1-'13 Q1-'14 $ % $ % 149.9 1. Commercial & Industrial 622.6$ 761.7$ 638.0$ 787.4$ 25.7$ 3.4% 149.4$ 23.4% 2. Construction, Land and Land Development 98.6 177.1 75.9 155.1 (22.0) (12.4%) 79.2 104.3% 3. CRE Non-Owner Occupied 706.3 963.4 722.1 954.9 (8.5) (0.9%) 232.8 32.2% 4. CRE Owner Occupied 434.2 501.1 434.5 503.0 1.9 0.4% 68.5 15.8% 5. Agricultural Production 112.5 114.3 104.3 99.2 (15.1) (13.2%) (5.1) (4.9%) 6. Agricultural Land 126.2 147.3 123.9 148.9 1.6 1.1% 25.0 20.2% 7. Residential Mortgage 473.5 616.4 467.6 626.2 9.8 1.6% 158.6 33.9% 8. Home Equity 203.5 255.2 201.8 256.8 1.6 0.6% 55.0 27.3% 9. Other Non-Consumer 46.5 26.1 38.1 23.4 (2.7) (10.3%) (14.7) (38.6%) 10. Other Consumer 78.3 69.8 73.3 61.7 (8.1) (11.6%) (11.6) (15.8%) 11. Total Loans 2,902.2$ 3,632.4$ 2,879.5$ 3,616.6$ (15.8)$ (0.4%) 737.1$ 25.6% Linked Quarter Year over Year

www.firstmerchants.com Asset Quality Summary ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 18 Change ($ in Millions) 2012 2013 Q1-'13 Q1-'14 $ % $ % 1. Non-Accrual Loans 53.4$ 56.4$ 46.8$ 55.7$ (0.7)$ (1.2%) 8.9$ 19.0% 2. Other Real Estate 13.3$ 22.2$ 13.1$ 21.1$ (1.1)$ (5.0%) 8.0$ 61.1% 3. Renegotiated Loans 12.7$ 3.0$ 5.4$ 0.4$ (2.6)$ (86.7%) (5.0)$ (92.6%) 4. 90+ Days Delinquent Loans 2.0$ 1.4$ 1.0$ 1.7$ 0.3$ 21.4% 0.7$ 70.0% 5. NPAs/Loans and ORE 2.7% 2.2% 2.2% 2.1% 6. Classified Assets 184.4$ 191.9$ 172.7$ 217.0$ 25.1$ 13.1% 44.3$ 25.7% 7. Criticized Assets (includes Classified) 250.2$ 263.5$ 242.7$ 281.4$ 17.9$ 6.8% 38.7$ 15.9% 8. Specific Reserves 4.2$ 1.6$ 3.6$ 1.8$ 0.2$ 12.5% (1.8)$ (50.0%) 9. Allowance for Loan and Lease Losses 69.4$ 67.9$ 68.5$ 69.6$ 1.7$ 2.5% 1.1$ 1.6% 10. ALLL/Non-Accrual Loans 129.9% 120.4% 146.6% 125.0% Linked Quarter Year over Year

www.firstmerchants.com Non-Performing Asset Reconciliation ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 19 ($ in Millions) Q2-'13 Q3-'13 Q4-'13 Q1-'14 1. Beginning Balance NPA's & 90+ Days Delinquent $66.3 $56.2 $51.2 $83.0 Non-Accrual 2. Add: New Non-Accruals 4.2 7.7 4.2 9.1 3. Add: Citizens Non-Accruals 22.7 4. Less: To Accrual/Payoff/Renegotiated (5.7) (4.0) (3.6) (6.9) 5. Less: To OREO (1.4) (2.0) (1.0) (1.0) 6. Less: Charge-offs (4.9) (5.7) (0.9) (1.9) 7. Increase / (Decrease): Non-Accrual Loans (7.8) (4.0) 21.4 (0.7) Other Real Estate Owned (ORE) 8. Add: New ORE Properties 1.4 2.0 1.0 1.0 9. Add: Citizens ORE Properties 12.9 10. Less: ORE Sold (2.3) (0.9) (3.1) (1.5) 11. Less: ORE Losses (write-downs) (0.5) (0.8) (0.6) (0.6) 12. Increase / (Decrease): ORE (1.4) 0.3 10.2 (1.1) 13. Increase / (Decrease): 90+ Days Delinquent 0.1 (0.2) 0.4 0.4 14. Increase / (Decrease): Restructured Loans (1.0) (1.1) (0.2) (2.7) 15. Total NPA Change (10.1) (5.0) 31.8 (4.1) 16. Ending Balance NPA's & 90+ Days Delinquent $56.2 $51.2 $83.0 $78.9

www.firstmerchants.com Net Charge-Offs, Provision & Allowance ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 20 • Decrease in non-accrual loans • Increased allowance coverage of non-accrual loans • Q1 recoveries of $3.6 million • Q1 charge-offs of $1.9 million ($ i n m ill io n s ) ($ i n m ill io n s )

® www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. 21 ALLL and Fair Value Summary (as of 03/31/2014) FMB SCB CFS Total 1. Allowance for Loan Losses (ALLL) $ 69.2 $ – $ 0.4 $ 69.6 2. Fair Value Adjustment – 8.9 38.3 47.2 3. Total ALLL Plus FV Adjustments $ 69.2 $ 8.9 $ 38.7 $ 116.8 4. Gross Loan Balances $3,003.2 $ 55.5 $ 605.1 $3,663.8 5. Net Loan Balances $3,003.2 $ 46.6 $ 566.8 $3,616.6 6. ALLL/Loans 1.92% 7. ALLL & FV Adj/Gross Loan Balances 2.30% 16.04% 6.40% 3.19% ($ in Millions) 1Loans originated by FMB 2Represents an impairment reserve 3Management used this Non-GAAP measure to demonstrate coverage and credit risk 1 2 3

President and Chief Executive Officer www.firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. ® 22

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® FMC Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” • Retail Banking • Commercial Banking • Middle Market • Investment Real Estate • Business Banking • Cash Management • Agriculture • Healthcare Services • Mortgage Banking • Trust Services (Fiduciary, Custody) - $1.6B Trust Assets under Management • Insurance Products - $75M Insurance Premiums “We specialize in our communities” 23

www.firstmerchants.com 2014 Tactics Overview ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 24 • Intensify Revenue-Generating Activities • Achieve organic growth throughout the franchise • First Merchants brand investment in new “Lakeshore Region” • Develop and retain outstanding talent • Leverage our Centers of Influence and Regional Board relationships • Improve Efficiency • Attain normalized expense levels • Actively review Mortgage Volumes and related expenses • Optimize Branch System • Focus on the Customer Experience • Continue to improve our loan process for speed and accuracy • Evaluate and enhance our technology platforms • Invest in Mobile Banking • Assess Acquisition Opportunities in Our Marketplace

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com FIRST MERCHANTS and the Shield Logo are registered trademarks of First Merchants Corporation Contact Information ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. 25 www.firstmerchants.com